DEL WEBB CORPORATION
                     1998 EXECUTIVE LONG-TERM INCENTIVE PLAN

                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

     1.1 Establishment of the Plan. Del Webb Corporation, a Delaware corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Del Webb Corporation 1998 Executive Long-Term Incentive Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, and Performance-Based Awards.

     Upon approval by the Board of Directors of Company and subject to shareholder ratification, the Plan shall become effective as of November 4, 1998 (the "Effective Date") and shall remain in effect as provided in Section 1.3.

     1.2 Purpose of the Plan. The purpose of the Plan is to promote the success, and enhance the value, of Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

     The Plan is further intended to provide flexibility to Company in itsability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

     1.3 Duration of the Plan. Subject to approval by the Board of Directors of Company and ratification by the shareholders of Company, the Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 14, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after November 3, 2008.

                     ARTICLE 2. DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

          (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Restricted Stock, Performance Units, or Performance-Based Awards.

          (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          (c) "Board" or "Board or Directors" means the Board of Directors of Del Webb Corporation.
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          (d) "Cause"  means (i) the breach by a Participant  of any  employment contract between the Participant and Company, (ii) the conviction of a Participant of a felony or crime involving moral turpitude (meaning a crime that necessarily includes the commission of an act of gross depravity, dishonesty or bad morals), or (iii) willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to Company.

          (e) A "Change in Control" of Company shall be deemed to have occurred in any or all of the following instances:

               (1) Any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of Company or a corporation owned directly or indirectly by the stockholders of Company in substantially the same proportions as their ownership of stock of Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company representing 20% or more of the total voting power represented by Company's then outstanding Voting Securities (as defined below); or

               (2) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of Company and any new Director whose election by the Board of Directors or nomination for election by Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

               (3) The stockholders of Company approve a merger or consolidation of Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of Company or such surviving entity outstanding immediately after such merger or consolidation; or

               (4) The stockholders of Company approve a plan of complete liquidation of Company or an agreement for the sale or disposition by Company of (in one transaction or a series of transactions) all or substantially all Company's assets.

          For purposes of this Section, the term "Voting Securities" shall mean and include any securities of Company which vote generally for the election of directors.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (g) "Committee" means the committee, as specified in Article 3, appointed by the Board to administer the Plan with respect to grants of Awards.
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          (h)  "Company"  means Del Webb  Corporation,  a  Delaware  corporation
     (including any and all Subsidiaries), or any successor thereto as provided in Article 16 herein.

          (i) "Covered Employee" means an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code.

          (j) "Director" means any individual who is a member of the Board of Directors of Company.

          (k) "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

          (l) "Employee" means any full-time, nonunion employee of Company. Directors who are not otherwise employed by Company shall not be considered Employees under this Plan.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

          (n) "Fair Market Value" means, as of any given date, the fair market value of a Share or other property determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any date shall be the closing price for a Share on any national securities exchange on which the Shares are then listed for that date or, if there is no closing price for that date, the closing price on the next preceding date for which there is a closing price, all as reported in the Wall Street Journal.

          (o) "Incentive Stock Option" or "ISO" means an option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          (p) "Insider" means an Employee who is, at the time an Award is made under this Plan, an insider pursuant to Section 16 of the Exchange Act.

          (q) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act as it may be amended, replaced, or suspended from time to time.

          (r) "Nonqualified Stock Option" or "NQSO" means an Option to purchase Shares which is not intended to be an Incentive Stock Option.

          (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.
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          (t) "Option  Price"  means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

          (u) "Parent" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          (v) "Participant" means an Employee of Company who has outstanding an Award granted under the Plan.

          (w) "Performance-Based Awards" means the Restricted Stock Awards and Performance Unit Awards granted to selected Covered Employees pursuant to Articles 7 and 8, but which are subject to the terms and conditions set forth in Article 9. All Performance- Based Awards are intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

          (x) "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: pre- or after-tax net earnings, revenue growth, operating income, operating cash flow, return on net assets, return on shareholders' equity, return on assets, return on capital, Share price growth, shareholder returns, gross or net profit margin, earnings per share, price per Share, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by
     Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

          (y) "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Goal, the Goal may be expressed in terms of overall Company performance or the performance of an operating unit or community. The Committee, in its discretion, may, within the time prescribed by
     Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; and (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting Company, or the financial statements of Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

          (z) "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.
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          (aa) "Performance Unit" means an Award granted to an Employee pursuant to Article 8.

          (bb) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 7.

          (cc) "Restricted Stock" means an Award granted to a Participant pursuant to Article 7.

          (dd) "Retirement" means a voluntary termination of employment by a Participant who has less than ten (10) years of service with Company at or after age sixty-five (65), or voluntary termination at or after age fifty-five (55) for Participants who have at least ten (10) years of service with Company as of the date of employment termination.

          (ee)   "Shares"   means  the  shares  of  common  stock  of  Del  Webb
     Corporation.

          (ff) "Subsidiary" means any corporation in which Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which Company owns at least fifty percent (50%) of the combined equity thereof.

     2.2 Gender and Number. Except where otherwise indicated by the context,any masculine term used herein also shall include the feminine; the plural shallinclude the singular and the singular shall include the plural.

     2.3 Severability. In the event that a court of competent jurisdictiondetermines that any portion of this Plan is in violation of any statute, commonlaw, or public policy, then only the portions of this Plan that violate suchstatute, common law, or public policy shall be stricken. All portions of this Plan that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Plan shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Plan.

                            ARTICLE 3. ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by the Human Resources Committee of the Board, or by any other Committee appointed by the Board to administer the Plan. In any event, unless otherwise specifically provided by the Board, the Committee shall consist of not less than two (2) Directors each of whom qualifies as (i) a Non-Employee Director, and (ii) an "outside director" under Code Section 162(m) and the regulations thereunder. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Human Resources Committee of the Board shall constitute the Committee unless the Board determines otherwise.

     3.2 Authority of the Committee. The Committee shall have full power,except as limited by law or by the Articles of Incorporation or Bylaws ofCompany, and subject to the provisions herein, to determine the size and typesof Awards; to determine the terms and conditions of such Awards including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on any Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines; to cancel and reissue anyAwards granted hereunder in the event the Award lapses for any reason (provided that the Committee shall not have the authority to reprice previously issued and currently outstanding Awards without shareholder approval); to construe and interpret the Plan and any agreement or instrument entered into under the Plan;to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, theCommittee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

     3.4 Delegation. The Committee may delegate to any officer of Company or any committee comprised of officers of Company the authority to take any and all actions permitted or required to be taken by the Committee hereunder; provided that such delegation shall not be permitted with respect to Options or otherAwards granted or to be granted to any officer of Company and that, to the extent the Committee delegates authority to grant Options and other Awards hereunder, such delegation shall specify the aggregate number of Shares that maybe awarded pursuant to such delegation and may establish the maximum number ofShares that may be subject to any Award made pursuant to such delegation and any other limitations thereon that the Committee may choose to impose.

                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall be one million (1,000,000). These one million (1,000,000) Shares may be either authorized but unissued or reacquired Shares.

     4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

     4.3 Adjustments in Authorized Shares. The Committee may make or provide for such adjustments in the (a) number of Shares covered by outstanding Awards granted hereunder, (b) prices per Share applicable to outstanding Awards and (C) kind of Shares covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution orenlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation, or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities, or
(z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee may also make or provide for such adjustments in the number of Shares specified in Section 4.1, 4.4, or 9.5as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section. Any adjustment pursuant to this Section will be conclusive and binding for all purposes of the Plan.

     4.4 Limitation on Number of Shares Subject to Award. Notwithstanding anyprovision in the Plan to the contrary, the maximum number of shares of Stock that may be subject to one or more Awards granted to any one Participant over the term of the Plan shall be three hundred thousand (300,000).

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. Persons eligible to participate in this Plan include all officers and key Employees of Company, as determined by the Committee, including Employees who are members of the Board, but excluding Non-Employee Directors.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee shall have any right to be granted an Award under this Plan.In addition, nothing in this Plan shall interfere with or limit in any way theright of Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of Company.

                            ARTICLE 6. STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each
Participant.The Committee may grant ISOs, NQSOs, or a combination thereof. Nothing in this Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established for ISOs by Section 422(d) of the Code.

     6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code,or a NQSO whose grant is intended not to fall under the provisions of Section422 of the Code.

     6.3 Option Price. The Option Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of such Share on the date the Option is granted.

     6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of itsgrant.

     6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions asthe Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

     6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Secretary of Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by fullpayment for the Shares.

     The Option Price upon exercise of any Option shall be payable to Company infull either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total Option Price, or (c) by a combination of (a) and (b).

     The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The proceeds from such a payment shall be added to the general funds of Company and shall be used for general corporate purposes.

     As soon as practicable after receipt of a written notification of exercise and full payment, Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.7 Restrictions on Share Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

     6.8 Termination of Employment Due to Death, Disability, or Retirement.

          (a) Termination by Death. In the event the employment of a Participant is terminated by reason of death, any outstanding Options granted to that Participant which are deemed vested as of the date of death shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that employment was terminated, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. The portion of any outstanding Option which is deemed vested under this Plan as of the date of employment termination shall be determined according to the following guidelines:

               (i) The portion of the Option which is exercisable as of the date of employment termination shall remain exercisable;

               (ii) The percentage vesting of the portion of an Option which otherwise would have vested on the anniversary of the date of grant next following the Participant's death (the "Next Vesting Date"), shall equal a fraction, the numerator of which is the number of full weeks of such Participant's employment during the 12-month period ending on the Next Vesting Date, and the denominator of which is fifty-two (52); and

               (iii) Any portion of an Option which is not deemed vested as of the date of employment termination, including the portion of an Option that is not deemed vested prior to the Next Vesting Date (determined in accordance with Subparagraph (ii) above), and the portion of an Option which would have vested after the Next Vesting Date, shall expire immediately and may not be exercised following such time. The Shares subject to such expired Option shall be forfeited by the Participant and shall again be available for grant under the Plan.

          (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, any outstanding Options granted to that Participant which are vested as of the date of termination due to Disability shall remain exercisable at any time prior to their expiration date, or for one (l) year after the date of termination due to Disability, whichever period is shorter.

          The portion of any outstanding Option which is deemed vested as of the date of termination due to Disability shall be determined pursuant to the guidelines set forth in Subparagraphs (a)(i) through (a)(iii) of this
     Section 6.8.

          Any Options that are not vested as of the date of termination due to Disability shall expire immediately and may not be exercised following such date.

          (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, any outstanding Options granted to that Participant which are vested as of the effective date of Retirement shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter.

          The portion of any outstanding Option which is deemed vested as of the effective date of Retirement shall be determined pursuant to the guidelines set forth in Subparagraphs (a)(i) through (a)(iii) of this Section 6.8.

          Any Options which are not vested as of the effective date of Retirement shall expire immediately and may not be exercised following such date.

          (d) Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Code may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

          (e) Option Agreements. The exercise periods and vesting rules described in Subparagraphs (a), (b), and (c) above shall apply in the absence of any contrary provisions in the Option Agreement. The Committee may prescribe alternative vesting rules and exercise periods in an Option Agreement.

     6.9 Termination of Employment for Other Reasons. Except as otherwise provided in an applicable Option Agreement, if the employment of a Participant shall terminate for any reason (other than the reasons set forth in Section 6.8 or for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to Company (and shall once again become available for grant under the Plan).

     Except as otherwise provided in an applicable Option Agreement, options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination and ending three (3) months after such date.

     If the employment of a Participant shall terminate for Cause, all outstanding Options held by the Participant immediately shall be forfeited toCompany and no additional exercise period shall be allowed, regardless of the vested status of the Options.

     6.10 Nontransferability of Options. An Incentive Stock Option granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. A NQSO granted under the Plan may be transferrable subject to such terms and conditions as may be established by the Committee from time to time.All Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant; provided that a NQSO that has been transferred pursuant to the preceding sentence may be exercised by the transferee.

                           ARTICLE 7. RESTRICTED STOCK

     7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts as the Committee shall determine. The total number of Shares of Restricted Stock granted under this Plan pursuant to Restricted Stock Agreements that include only time based restrictions shall not exceed one hundred thousand (100,000) Shares of

Restricted Stock. The total number of Shares of Restricted Stock granted under this Plan pursuant to Restricted Stock Agreements that include restrictions based on achievement of specific performance goals, (including, but not limitedto Company-wide, divisional, and/or individual goals) shall not exceed an additional one hundred thousand (100,000) Shares.

     7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or Periods, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

     7.3 Transferability. Except as provided in this Article 7, the Shares of Restricted Stock granted under this Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicablePeriod of Restriction established by the Committee and specified in theRestricted Stock Agreement, or upon earlier satisfaction of any otherconditions, as specified by the Committee in its sole discretion and set forthin the Restricted Stock Agreement. All rights with respect to the RestrictedStock granted to a Participant under the Plan shall be available during his orher lifetime only to such Participant.

     7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/orindividual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

     7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear the following legend:

     "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Del Webb Corporation 1998 Executive Long-Term Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Del Webb Corporation."

     7.6 Removal of Restrictions. Except as otherwise provided in this Article 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required bySection 7.5 removed from his or her Share certificate.

     7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted under this Plan may exercise full voting rights with respect to those Shares.

     7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted under this Plan shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock withrespect to which they were paid.

     7.9 Termination of Employment. If the employment of a Participant shall terminate for any reason, except as otherwise set forth in the Restricted StockAgreement all nonvested shares of Restricted Stock held by the Participant upon the effective date of employment termination immediately shall be forfeited and shall once again become available for grant under the Plan. The number of Shares of Restricted Stock which are deemed vested as of the effective date of employment termination shall be determined pursuant to the guidelines set forthwith respect to the vesting of Options, as specified in Sections 6.8 and 6.9,except as otherwise provided in the Restricted Stock Agreement.

                          ARTICLE 8. PERFORMANCE UNITS

     8.1 Grant of Performance Units. Subject to the terms of the Plan, Performance Units may be granted to eligible Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units granted to each Participant. The terms upon which the Performance Units are granted shall be set forth in a Performance Unit Award Agreement

     8.2 Value of Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants.

     8.3 Earning of Performance Units. After the applicable time period during which the goals must be met, the holder of Performance Units shall be entitled to receive payout on the number of Performance Units earned by the Participant over such period, to be determined as a function of the extent to which the corresponding performance goals have been achieved, all as set forth in the Performance Unit Award Agreement.

     8.4 Form and Timing of Payment of Performance Units. Payment of earned Performance Units shall be made in a single lump sum, within forty-five
(45)calendar days following the close of the applicable time period during which the goals must be met. The Committee, in its sole discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of such period.

     Prior to the beginning of each time period during which the goals must be met, Participants may elect to defer the receipt of the Performance Unit payout upon such terms as the Committee deems appropriate.

     8.5 Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination (without Cause). In the event the employment of a Participant is terminated by reason of death, Disability, Retirement, or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units. The prorated payout shall be determined by the Committee, in its sole discretion, based upon the guidelines set forth with respect to the vesting of Options, as specified in Sections 6.8 and 6.9, or such other standards as may be prescribed by the Committee in the Performance Unit Award Agreement, and further adjusted based on the achievement of the preestablished performance goals.

     Payment of earned Performance Units shall be made at the same time payments are made to Participants who did not terminate employment during the applicable time period during which the goals must be met.

     8.6 Termination of Employment for Other Reasons. In the event that a Participant terminates employment with Company for any reason other than those reasons set forth in Section 8.5, unless the Committee determines otherwise, all Performance Units shall be forfeited by the Participant to Company and shall once again be available for grant under the Plan.

     8.7 Nontransferability. Performance Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

                       ARTICLE 9. PERFORMANCE-BASED AWARDS

     9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify the Restricted Stock Awards under Article 7 and the Performance Unit Awards under Article 8 as "performance-based compensation"under
Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of thisArticle 9 shall control over any contrary provision contained in Articles 7 or8.

     9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Restricted Stock Awards or PerformanceUnit Awards to Covered Employees that do not satisfy the requirements of this Article 9. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

     9.3 Discretion of Committee with Respect to Performance Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to Company, a Subsidiary orany division or business unit thereof.

     9.4 Payment of Performance Awards. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by Company or a

Subsidiary on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

     In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion such reduction or elimination is appropriate.

     9.5 Maximum Award Payable. Notwithstanding any provision contained in thePlan to the contrary, the maximum Performance-Based Award payable to any oneParticipant under the Plan for a Performance Period is seventy-five thousand (75,000) Shares, or in the event the Performance-Based Award is paid in cash, such maximum Performance-Based Award shall be determined by multiplying seventy-five thousand (75,000) by the Fair Market Value of one Share as of the date of grant of the Performance-Based Award.

                       ARTICLE 10. BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by Company, and will be effective only when filed by the Participant in writing with the Human Resource Department of Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                              ARTICLE 11. DEFERRALS

     The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                         ARTICLE 12. RIGHTS OF EMPLOYEES

     12.1 Employment. Nothing in the Plan shall interfere with or limit in anyway the right of Company to terminate any Participant's employment at any time,nor confer upon any Participant any right to continue in the employ of Company. For purposes of the Plan, transfer of employment of a Participant between Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     12.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                          ARTICLE 13. CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Article 17:

          (a) Any and all Options granted under the Plan shall become immediately exercisable and shall remain exercisable by the Participant at any time prior to their expiration date or for one (1) year after the date of the occurrence of the Change in Control, whichever period is shorter; provided that, if the Participant is terminated following such Change in Control, the provisions of the Plan regarding exercisability of vested options set forth in Sections 6.8 and 6.9 shall apply.

          (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

          (c) The value of all Performance Units and the time and manner of payment for Performance Units shall be governed by the terms of the Performance Unit Award Agreement; and

          (d) Subject to Article 14, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

              ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

     14.1 Amendment, Modification, and Termination. With the approval of theBoard, at any time and from time to time, the Committee may terminate, amend, or modify the Plan. However, to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Board shall obtain shareholder approval of any Plan amendment in such manner and to such a degree as may be required.

     14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                             ARTICLE 15. WITHHOLDING

     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

                             ARTICLE 16. SUCCESSORS

     All obligations of Company with respect to Awards granted under the Plan shall be binding on any successor to Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation,or otherwise, of all or substantially all of the business and/or assets of Company.

                         ARTICLE 17. REQUIREMENTS OF LAW

     17.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.2 Governing Law. The Plan, and all agreements hereunder, shall be governed by the laws of the State of Delaware.